                                                                    EXHIBIT 23.3





                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 23, 2002, in the Registration Statement (form SB-2) and the related Prospectus of Digital Descriptor Systems,
Inc. for the Registration of 30,000,000 shares of Common Stock dated February 12, 2003




/s/WithumSmith+Brown
Newtown, Pennsylvania
February 12, 2003